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Exhibit 10.49.1

Rolls-Royce plc PO Box 31,Derby DE24 8BJ,England Telephone: +44 (0) 1332 242424 Fax: +44 (0) 01332 249936 www.rolls-royce.com

Hawaiian Airlines, Inc.
3375 Koapaka Street,
Suite G350,
Honolulu, Hawaii 96819,
USA

November 16, 2011

AMENDMENT TWO TO SIDE LETTER AGREEMENT NUMBER ONE TO GENERAL TERMS AGREEMENT REFERENCE DEG 5327

        Reference is made to Side Letter Agreement Number One to the General Terms Agreement reference DEG5327 dated October 27, 2008 ("SLA1") between Rolls-Royce plc ("Rolls-Royce") and Hawaiian Airlines, Inc. ("Hawaiian").

        This Amendment to SLA1 records the agreement of the Parties in respect of the Purchase Right Aircraft which Hawaiian has agreed to take delivery of and will be incorporated in the General Terms Agreement reference DEG5327 dated October 27, 2008 ("Agreement"). Except as specifically amended or defined herein, defined terms used in this Amendment shall have the meanings assigned to them in SLA1 or the Agreement (as defined in SLA1).

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.     Clause 2 [**]

        Clause 2.1 is hereby deleted in its entirety and replaced by the following new Clause 2.1:

        [**]

2.     ASSIGNMENT

        The terms and conditions of this Amendment are personal to Hawaiian and may not, under any circumstances, be assigned, novated or otherwise transferred to any third party, except as provided in [**] of Clause 14.4 of the Agreement. Any purported assignment, novation or other transfer of the terms and conditions of this Amendment shall be void.

3.     GENERAL

        All rights, obligations and liabilities under this Amendment shall be subject to and in accordance with the provisions of the Agreement and SLA1 and, except as specifically amended herein, the provisions of the Agreement and SLA1 shall remain in full force and effect and this Amendment is made without prejudice to either of the Parties' existing rights (unless expressly stated in this

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Amendment) set forth or arising under the Agreement or SLA1. In the event of any conflict between the terms of this Amendment on the one hand and the Agreement and/or SLA1 on the other hand, the terms of this Amendment shall prevail.

        For the avoidance of doubt, any default by Hawaiian under this Amendment shall be considered a default under the Agreement.

4.     CONFIDENTIALITY AND LAW

        New York Law shall govern this Amendment. The provisions of this Amendment are confidential and shall not (except as provided in Clauses 10.7 of the Agreement) be disclosed to any third party without the prior written consent of the other party.

5.     INTEGRATION

        This Amendment constitutes a "writing" within the meaning of Clause 14.5 of the Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof.

[signature page follows]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

        As WITNESS WHEREOF the Parties have caused this Amendment to be signed on their behalf by the hands of their duly authorised officers the day and year first before written.

Signed for and on behalf of:		Signed for and on behalf of:
HAWAIIAN AIRLINES, INC.		ROLLS-ROYCE plc
By	/s/ Peter Ingram	By:	/s/ Harleen Jolly

Printed	Peter Ingram	Printed	Harleen Jolly

Title:	Executive Vice President, Chief Commercial Officer	Title:	AVP—Americas
Signed for and on behalf of:
HAWAIIAN AIRLINES, INC.		ROLLS-ROYCE TOTALCARE SERVICES LIMITED
By	/s/ C.R. Nardello	By:	/s/ D. Goma

Printed	Charles R. Nardello	Printed	Dell Goma

Title:	Senior Vice President—Operations	Title:	Director

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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  Exhibit 10.49.1